Exhibit 1.1
Evofem Biosciences, Inc.
17,142,857 Shares
Underwriting Agreement
March 24, 2021
MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
As Representatives of the several
Underwriters listed in Schedule A hereto

c/o    Morgan Stanley & Co. LLC
1585 Broadway Avenue
New York, New York 10036

c/o    Stifel, Nicolaus & Company, Incorporated
One Montgomery Street, Suite 3700
San Francisco, CA 94104

Ladies and Gentlemen:
Evofem Biosciences, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) (i) an aggregate of 17,142,857 shares of common stock (the “Common Stock”), par value $0.0001 per share (the “Firm Shares”). In addition, the Company has granted to the Underwriters an option to purchase up to an additional 2,571,428 shares of Common Stock pursuant to such option, which are collectively called the “Option Shares”. The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the “Offered Shares.” Morgan Stanley & Co. LLC (“Morgan Stanley”) and Stifel, Nicolaus & Company, Incorporated (“Stifel”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares.
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3, File No. 333-253881, including a prospectus to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus supplement dated March 24, 2021 describing the Offered Shares and the offering thereof is called the “Preliminary Prospectus Supplement,” and the Preliminary Prospectus Supplement and any other prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus (as defined below) is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the prospectus in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.
As used herein, “Applicable Time” is 6:30 P.M. (New York City time) on March 24, 2021. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale

Prospectus” means the preliminary prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified on Schedule B hereto and the pricing information set forth on Schedule C hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act).
All references in this Agreement to (i) the Registration Statement, any preliminary prospectus, the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(t).
In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.
The Company hereby confirms its agreements with the Underwriters as follows:
1.    Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date of this Agreement, the Applicable Time, the First Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined), if any, as follows:
(a)    Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.
(b)    Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of each sale of the Offered Shares and at the First Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and (as then amended or supplemented) at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b). There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.
(c)    Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 or 433 under the Securities Act. The Company will file with the Commission all free writing prospectuses (other than a Road Show) in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule B, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)    Reserved.
(e)    Testing-the-Waters Materials. The Company since June 5, 2020 (i) has not alone engaged in any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act (“Testing-the-Waters Communications”) other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Exhibit A hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Time of Sale Prospectus, complied in all material respects with the Securities Act, and when taken together with the Time of Sale Prospectus as of the Applicable Time, did not, and as of the First Closing Date and as of the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(f)    Distribution of Offering Material by the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2, and (ii) the completion of the Underwriters’ distribution of the Offered Shares, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or any free writing prospectus reviewed and consented to by the Representatives, the free writing prospectuses, if any, identified on Schedule B hereto, and any Testing-the-Waters Communication identified on Exhibit A hereto.
(g)    Financial Information. The financial statements included in or incorporated by reference into the Registration Statement, any preliminary prospectus and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with locally required accounting principles and with U.S. generally accepted accounting principles (“GAAP”), as the case may be, applied on a consistent basis throughout the periods involved, except in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission. The supporting schedules included in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus, and the Prospectus present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, any preliminary prospectus and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus under the Securities Act or the rules and regulations of the Commission under the Securities Act.
(h)    Conformity with EDGAR Filing. Any preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the sale of the Offered Shares pursuant to this Agreement will be identical to the versions of such preliminary prospectus and the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.
(i)    Organization. The Company and each of its subsidiaries are duly organized, validly existing as a corporation or other legal entity and in good standing (or the foreign equivalent thereof) under the Laws (as defined below) of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly licensed or qualified as a foreign corporation or other legal entity for transaction of business and in good standing under the Laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses in which they are engaged as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, or prevent or materially interfere with the consummation of the transactions contemplated hereby (a “Material Adverse Effect”).
(j)    Subsidiaries. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company owns, directly or indirectly, all of the equity interests in each of its subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of its subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.
(k)    Dividend Restrictions. Except as set forth in the Registration Statement, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.
(l)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries are subject (including, without limitation, those administered by the United States Food and Drug Administration (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA); or (iii) in violation of any Law of any Governmental Authority (as defined below), except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other agreement to which it or any of its subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.
(m)    No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the free writing prospectuses, if any, (including any document deemed incorporated by reference therein) there has not been (i) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of its subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document incorporated by reference therein).
(n)    Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The description of the securities of the Company in the Registration Statement, the Time of Sale Prospectus and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.
(o)    Capitalization of Subsidiaries. All the outstanding shares of capital stock (if any) of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Time of Sale Prospectus or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.
(p)    Authorization; Enforceability. The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles.
(q)    Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Offered Shares, when issued, will conform to the description thereof set forth in or incorporated into the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(r)    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement, or the issuance and sale by the Company of the Offered Shares, except for (i) the registration of the Offered Shares under the Securities Act and applicable state securities laws; (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities Laws or by the Financial Industry Regulatory Authority (“FINRA”) and The Nasdaq Capital Market (the “Exchange”) in connection with the purchase and distribution of the Offered Shares by the Underwriters and the listing of the Offered Shares on the Exchange.
(s)    No Preferential Rights. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Common Stock, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered Shares as contemplated thereby or otherwise (except to the extent the Company has obtained any applicable waiver of such registration rights from the requisite parties).
(t)    Independent Public Accounting Firm. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries included in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.
(u)    Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities Laws or public policy considerations in respect thereof.
(v)    No Litigation. There are no actions, suits or proceedings by or before any Governmental Authority pending, nor, to the Company’s knowledge, any audits or investigations by or before any

Governmental Authority, to which the Company or a subsidiary is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would have a Material Adverse Effect and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened or contemplated by any Governmental Authority or threatened by others; and (i) there are no current or pending audits, investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Time of Sale Prospectus or Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.
(w)    Consents and Permits. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its subsidiaries have made all filings, applications and submissions required by, possesses and is operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign Governmental Authority (including the FDA, the United States Drug Enforcement Administration or any other foreign, federal, state, provincial or local Government Authorities engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any written notice relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. To the extent required by applicable Laws of the FDA, the Company or the applicable subsidiary has submitted to the FDA an Investigational New Drug Application or amendment or supplement thereto for each clinical trial it has conducted or sponsored or is conducting or sponsoring; all such submissions were in material compliance with applicable Laws when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.
(x)    Regulatory Filings. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has failed to file with the applicable Governmental Authority (including the FDA, or any foreign, federal, state, provincial or local Governmental Authority performing functions similar to those performed by the FDA) any required filing, declaration, listing, registration, report or submission, except for such failures that, individually or in the aggregate, would not have a Material Adverse Effect; except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable Laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions, except for any deficiencies that, individually or in the aggregate, would not have a Material Adverse Effect. The Company has operated and currently is, in all material respects, in compliance with the United States Federal Food, Drug, and Cosmetic Act, all applicable rules and regulations of the FDA and other federal, state, local and foreign Governmental Authority exercising comparable authority. The Company has no knowledge of any studies, tests or trials not described in the

Registration Statement, the Time of Sale Prospectus and the Prospectus the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(y)    Intellectual Property. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and to the Company’s knowledge, the Company and its subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (including all goodwill associated with the foregoing) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted or to the development, manufacture, operation and sale of any products and services sold or proposed to be sold by any of the Company or its subsidiaries (including upon commercialization of products or services described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development) except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) and to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property owned by the Company and its subsidiaries, including no liens, security interest, or other encumbrances (other than the lien and security interest covering the Company’s owned and in-licensed intellectual property granted to Baker Brothers); (ii) to the Company’s knowledge, there is no infringement, misappropriation or other violation of any such Intellectual Property by any third party; (iii) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property; and (v) to the Company’s knowledge, there is no pending or, threatened action, suit, proceeding or claim by others that the Company and its subsidiaries infringe, misappropriate or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company is contingent upon maintaining the confidentiality thereof. All founders, current and former employees, contractors, consultants and other parties materially involved in the development of Intellectual Property for the Company have signed confidentiality and invention assignment agreements with the Company, pursuant to which the Company either (x) has obtained ownership of and is the exclusive owner of such Intellectual Property, or (y) has obtained a valid right to exploit such Intellectual Property, sufficient for the conduct of its business as currently conducted.
(z)    Clinical Studies. The preclinical studies, tests and preclinical or clinical trials conducted by or on behalf of the Company that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (the “Company Studies and Trials”) were, and, if still pending, are being conducted in all material respects in accordance with the experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of the Company Studies and Trials, and the results thereof, contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurate and complete in all material respects; the Company is not aware of any tests, studies or trials not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the results of which reasonably call into question the results of the Company Studies and Trials described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and the Company has not received any notice or correspondence from the FDA or any foreign, state or local Governmental Authority exercising comparable authority or any institutional review board or comparable authority requiring the termination, suspension, clinical hold or material modification of any of the Company Studies and Trials. The Company has complied in all material respects with all applicable laws and regulatory rules or requirements, including, without limitation, the Health Insurance Portability and Accountability Act of

1996 and the rules and regulations thereunder. To the Company’s knowledge, none of the Company Studies and Trials involved any investigator who has been disqualified as a clinical investigator or has been found by the FDA (or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) to have engaged in scientific misconduct. To the Company’s knowledge, the manufacturing facilities and operations of its suppliers are operated in compliance in all material respects with all applicable statutes, rules, regulations and policies of the FDA and comparable regulatory agencies outside of the United States to which the Company is subject.
(aa)    No Material Defaults. Neither the Company nor any of its subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.
(bb)    Certain Market Activities. Neither the Company nor any of its subsidiaries, officers, directors, nor to the Company’s knowledge, any of its affiliates has taken or will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of any security of the Company or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.
(cc)    Broker/Dealer Relationships. Neither the Company nor any of its subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).
(dd)    No Reliance. The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Offered Shares.
(ee)    Taxes. The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus or the Prospectus, no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect.
(ff)    Tax. The statements set forth in the Prospectus under the caption “Material U.S. Federal Income Tax Consequences for Non-U.S. Holders” insofar as they purport to describe the provisions of the laws, documents and other matters referred to therein and subject to the limitations, qualifications and assumptions set forth therein, are accurate, complete and fair in all material respects.
(gg)    Title to Real and Personal Property. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being owned by them that are material to the businesses of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect. Any real or personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being leased by the Company and any of its subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its subsidiaries complies with all applicable Laws (including building and zoning Laws and Laws relating to access to such properties), except if and to the extent disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its subsidiaries has received from any Governmental Authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.
(hh)    eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(ii)    Data. (i) The Company and each of its subsidiaries have complied and are presently in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”); (ii) the Company has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with any Data Security Obligation.
(jj)    Cybersecurity; Information Technology. The Company and each of its subsidiaries have taken all technical, physical, and administrative measures necessary to protect the information technology systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses. Without limiting the foregoing, the Company and its subsidiaries have used reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, contractual provisions with third parties, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery, incident response, and security plans that will protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its subsidiaries’ businesses (including, without limitation, any Data transferred, stored, or otherwise processed by a third party entrusted with performing such services) (“Breach”). There has been no such Breach, and the Company and its subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants.
(kk)    Disclosure Controls. The Company and each of its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus). Since the date of the latest audited financial statements of the Company included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its subsidiaries is made known to the certifying officers by others within those entities.
(ll)    Listing. The Offered Shares have been approved for listing subject to notice of issuance on the Exchange. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act. The Common Stock has been approved for listing on the Exchange.
(mm)    Sarbanes-Oxley. The Company has taken all actions reasonably necessary to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect, and is taking all reasonable steps to ensure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon the Company at all times after the effectiveness of such provisions.
(nn)    Brokers. Neither the Company nor any of its subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to or pursuant to this Agreement.
(oo)    Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened which would result in a Material Adverse Effect.
(pp)    Investment Company Act. Neither the Company nor any of its subsidiaries is, or will be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940 (the “Investment Company Act”).
(qq)    Operations. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the money laundering Laws of all jurisdictions to which the Company or its subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(rr)    Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or any of its affiliates and any unconsolidated entity, including any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.
(ss)    ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.
(tt)    Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading.
(uu)    Margin Rules. Neither the issuance, sale and delivery of the Offered Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(vv)    Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.
(ww)    No Improper Practices. (i) Neither the Company nor its subsidiaries, nor any director, officer, or employee of the Company or any subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable Law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable Law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or any subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or any subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any subsidiary or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or any subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that is not so described; (iv) except as described in the Registration

Statement, the Time of Sale Prospectus and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any subsidiary or any of their respective products or services; and, (vi) neither the Company nor any subsidiary nor any director, officer or employee of the Company or any subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, or any other applicable anti-bribery or anti-corruption Law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.
(xx)    No Conflicts. Except to the extent the Company has obtained any applicable waiver from the requisite parties, neither the execution, delivery or performance of this Agreement, nor the issue, offer or sale of the Offered Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will (i) conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any contract or other agreement to which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or of any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or (iii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.
(yy)    Sanctions.
(i)    The Company represents that neither the Company nor any of its subsidiaries (collectively, the “Entity”) or any director or officer, nor, to its knowledge, any employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (yy), “Person”) that is, or is owned or controlled by a Person that is:
(A)    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor
(B)    located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including Cuba, Iran, North Korea, Syria and the Crimea Region of Ukraine) (the “Sanctioned Countries”).
(ii)    The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or
(B)    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)    The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past five years, it has not engaged in, is not now engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.
(zz)    Compliance with Laws. Each of the Company and its subsidiaries: (i) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or its subsidiaries, including the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal false statements and representations law (42 U.S.C. § 1320a-7b(a)), the civil monetary penalties laws (42 U.S.C. § 1320a-7a), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287, 1347 and 1349, the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d et seq.) (“HIPAA”), the exclusions law (42 U.S.C. § 1320a-7), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), the Medicare statute (Title XVIII of the Social Security Act), the Medicaid statute (Title XIX of the Social Security Act), the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, and any other similar local, state, federal, national, supranational and foreign laws and regulations relating to the regulation of the Company or its subsidiaries (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear healthcare provider” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action; (viii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Authority; and (ix) has not, nor to its knowledge has any of its respective employees, officers, directors, independent contractors or agents been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion or engaged in any conduct that would reasonably be expected to result in such debarment, suspension, or exclusion.
(aaa)    Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.
(bbb)    Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.
(ccc)    Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in substantially the form attached hereto as Exhibit B (the “Lock-up Agreement”) from each of the directors and officers listed on Exhibit C. Such Exhibit C lists under an appropriate caption the directors and officers of the Company. If any additional persons shall become directors or executive officers of the Company prior to the end of the Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Representatives a Lock-up Agreement.
(ddd)    FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company in connection with the offering of the Offered Shares is true, complete and correct.
(eee)    No Contract Terminations. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.
Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
2.    Purchase, Sale and Delivery of the Offered Shares.
(a)    The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 17,142,857 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per share to be paid by the several Underwriters to the Company for the Offered Shares will be $1.63625 per share.

(b)    The First Closing Date. Delivery of book-entry positions for the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121 (or such other place as may be agreed to by the Company and the Representatives) at 10:00 A.M. New York City time, on March 29, 2021, or such other time and date not later than 1:30 P.M. New York City time, on April 12, 2021 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.
(c)    The Option Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 2,571,428 Option Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which book-entry positions for the Option Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of book-entry positions for the Firm Shares and such Option Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” shall be determined by the Representatives and shall not be earlier than three (3) or later than five (5) full Business Days after delivery of such notice of exercise. If any Option Shares are to be purchased, (i) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares, as applicable, set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (ii) the Company agrees to sell the number of Option Shares set forth in the paragraph “Introductory” of this Agreement (subject to such adjustments to eliminate fractional shares as the Representatives may determine). The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.
(d)    Public Offering of the Offered Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.
(e)    Payment for the Offered Shares. Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. Morgan Stanley, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
(f)    Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters book-entry positions for the Firm Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct, to the Representatives for the accounts of the several Underwriters, certificates for the Option Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If the Representatives so elect, delivery of the Offered Shares may be made by credit to the accounts designated by the Representatives through The DTC’s full fast transfer or DWAC programs. The Offered Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full Business Days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the Business Day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
3.    Additional Covenants of the Company.
The Company further covenants and agrees with each Underwriter as follows:
(a)    Required Filings; Amendments or Supplements; Notice to the Representatives. To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M. New York City time, on the date hereof, and the Company shall, to the extent not already paid, at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Securities Act; to notify the Representatives immediately of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the Time of Sale Prospectus or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Time of Sale Prospectus or the Prospectus or any amended Prospectus or any free writing prospectus or any Written Testing-the-Waters Communication has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; and to advise the Representatives, promptly after it receives notice thereof of any request by the Commission for the amending or supplementing of the Registration Statement, the Time of Sale Prospectus or the Prospectus or for additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication.
(b)    Delivery of SEC Correspondence. To supply the Underwriters with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Offered Shares under the Securities Act or any of the Registration Statement, any preliminary prospectus or the Prospectus, or any amendment or supplement thereto.
(c)    Press Releases. Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.
(d)    Performance of Covenants and Satisfaction of Conditions. To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the First Closing Date and to satisfy all conditions precedent to the delivery of the Firm Shares and the Option Shares.
(e)    Testing-the-Waters Materials. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.
(f)    Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to the Representatives in New York City, without charge, prior to 10:00 A.M. New York City time on the Business Day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.
(g)    Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement without the Representatives’ prior written consent. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
(h)    Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent.
(i)    Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.
(j)    Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable Law, the Company shall (subject to Section 3(f) and Section 3(g)) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable Law.
(k)    Reserved.
(l)    Certain Notifications and Required Actions. After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Securities from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.
(m)    Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable Law, the Company agrees (subject to Section 3(f) and Section 3(g)) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable Law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(f) or Section 3(g).
(n)    Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky Laws or Canadian provincial securities Laws (or other foreign Laws) of those jurisdictions designated by the Representatives, shall comply with such Laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
(o)    Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(p)    Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Securities (including the Offered Shares).
(q)    Earnings Statement. To make generally available to its security holders and to the Representatives as soon as practicable, but in any event not later than sixteen (16) months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158); and to furnish to its security holders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as possible after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the requirements of this Section 3(q) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.
(r)    Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Exchange all reports and documents required to be filed under the Exchange Act.
(s)    Listing. The Company will use its best efforts to list, subject to notice of issuance, the Offered Shares on the Exchange.
(t)    Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one Business Day from the effective date of this Agreement, to the Underwriters, an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives, and the other Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.
(u)    Agreement Not to Offer or Sell Additional Securities. During the period commencing on and including the date hereof and continuing through and including the 90th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of Morgan Stanley (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Stock, or options, rights or warrants to acquire Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (such options, rights, warrants and exchangeable or convertible securities, the “Related Securities”); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position “ (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in; (iv) in any other way transfer or dispose of any Common Stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Stock or Related Securities; (vii) submit or file any registration statement under the Securities Act in respect of any Common Stock or Related Securities (other than (A) as contemplated by this Agreement with respect to the Offered Shares or (B) with respect to a registration statement on Form S-8 or amendment to an effective registration statement on Form S-8 previously filed with the Commission); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) effect the transactions contemplated hereby, (B) issue shares of Common Stock upon the conversion of convertible notes or the exercise of issued and outstanding warrants described in the Registration Statement, Time of Sale Prospectus and the Prospectus, (C) issue Common Stock or options to purchase Common Stock or issue Securities upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or as such stock plans or arrangements may be amended with the approval of the stockholders of the Company, and (D) following the 60th day following the date of the Prospectus, enter into an agreement establishing an “at-the-market” equity offering program for shares of Common Stock; provided that no shares may be issued under such a program during the Lock-up Period, provided, further, that each newly appointed director or executive officer that is a recipient of such Common Stock or options shall enter into a Lock-Up Agreement in the form set forth as Exhibit B hereto with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Common Stock or options during such Lock-up Period without the prior written consent of Morgan Stanley (which consent may be withheld in its sole discretion).
(v)    Future Reports to the Representatives. During the period of five years hereafter, the Company will furnish to the Representatives, c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department, c/o Stifel, Nicolaus & Company, Incorporated, 787 Seventh Avenue, 11th Floor, New York, New York 10019 Attention: Syndicate: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its capital stock; provided, however, that the requirements of this Section 3(v) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.
(w)    Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.
(x)    No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Offered Shares or any reference security with respect to the Offered Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M under the Exchange Act.
(y)    Enforce Lock-Up Agreements. During the Lock-up Period, the Company will (i) enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Common Stock or Related Securities or any of the other actions restricted or prohibited under the terms of the applicable form of Lock-up Agreement; and (ii) not grant any waiver or release to any of its security holders from the terms of any such agreements without the prior written consent of Morgan Stanley. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by Lock-up Agreements for the duration of the periods contemplated in such agreements, including Lock-up Agreements entered into by the Company’s officers and directors pursuant to Section 3(u) hereof. The Company agrees to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to Morgan Stanley promptly following the Company’s receipt of any notification from Morgan Stanley in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent Morgan Stanley , on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit B hereto.

(z)    Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.
The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
4.    Payment of Expenses. The Company agrees to pay all costs, fees, taxes and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Offered Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any Written Testing-the-Waters Communication each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky Laws or the provincial securities Laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters, (viii) the costs and expenses relating to investor presentations on any Road Show, including expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Representatives, employees and officers of the Company and any such consultant with the prior approval of the Company, and 50% of the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, (ix) the fees and expenses associated with listing the Offered Shares on the Exchange, and (x) all other fees, costs and expenses of the nature referred to in Item 13 of Part II of the Registration Statement. Any such amount payable to the Underwriters may be deducted from the purchase price for the Offered Shares. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. Amounts payable by the Company for attorneys’ fees and expenses of Underwriter counsel pursuant to Section 4(vi) and Section 4(vii) shall not exceed $25,000 in the aggregate. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.
5.    Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).
6.    Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:
(a)    Comfort Letter. On the date hereof, the Representatives shall have received from Deloitte & Touche LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.
(b)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For a period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Shares purchased after the First Closing Date, the Option Closing Date:
(i)    The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.
(ii)    No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.
(iii)    FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.
(c)    No Material Adverse Effect. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Shares purchased after the First Closing Date, the Option Closing Date, in the judgment of the Representatives there shall not have occurred any material adverse change in the authorized capital stock of the Company or any Material Adverse Effect or any development that would cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above.
(d)    Opinion of Counsel for the Company. On each of the First Closing Date and the Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, dated as of such date, in form and substance satisfactory to the Representatives.
(e)    Opinion of Intellectual Property Counsel. On each of the First Closing Date and the Option Closing Date, the Representatives shall have received the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company with respect to intellectual property matters, dated as of such date, in form and substance satisfactory to the Representatives.
(f)    Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Option Closing Date the Representatives shall have received the opinion of Cooley LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Representatives, dated as of such date.

(g)    Reserved.
(h)    Officers’ Certificate. On each of the First Closing Date and the Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:
(i)    for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Effect;
(ii)    the representations, warranties and covenants of the Company set forth in Section 1 are true and correct with the same force and effect as though expressly made on and as of such date; and
(iii)    the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.
(i)    Chief Financial Officer’s Certificate. On each of the date hereof, the First Closing Date and the Option Closing Date, the Representatives shall have received a certificate executed by the Chief Financial Officer of the Company, dated as of such date, in the form and substance reasonably satisfactory to the Representatives.
(j)    Bring-down Comfort Letter. On each of the First Closing Date and the Option Closing Date the Representatives shall have received from Deloitte & Touche LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three Business Days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.
(k)    Good Standing. The Representatives shall have received on and as of such Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.
(l)    Secretary’s Certificate. The Company shall have furnished to the Representatives a Secretary’s Certificate of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters and customary for the type of offering contemplated by this Agreement.
(m)    Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives Lock-up Agreements in the form of Exhibit B hereto from the Company’s directors and officers (as defined in Rule 16a-1(f) under the Exchange Act), and each such agreement shall be in full force and effect on each of the First Closing Date and the Option Closing Date.
(n)    Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.
(o)    Nasdaq. At the First Closing Date, the Offered Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.
(p)    No Legal Impediment to Issuance. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental or regulatory agency or body which would prevent the issuance or sale of the Offered Shares; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Offered Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.
(q)    Additional Documents. On or before each of the First Closing Date and the Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.
If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.
7.    Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
8.    Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
9.    Indemnification.
(a)    Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:
(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Time of Sale Prospectus, any free writing prospectus (or any amendment or supplement thereto), the Prospectus or any Written Testing-the-Waters Communication, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of Offering Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (the “Marketing Materials”), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d)) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and
(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information (as defined below).
(b)    Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Prospectus, the Time of Sale Prospectus, any free writing prospectus (or any amendment or supplement thereto), any Written Testing-the-Waters Communication or Marketing Materials in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company in writing by such Underwriter or Underwriters expressly for use therein. The Company hereby acknowledges that the only information that the Underwriter or Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus (or any amendment or supplement thereto) or the Prospectus are the statements set forth in the eleventh paragraph under the caption “Underwriters” in the preliminary prospectus and Prospectus (the “Underwriter Information”).
(c)    Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (A) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (C) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (D) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
10.    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Shares (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Offered Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable Law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for the purpose of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c). Notwithstanding the foregoing provisions of Section 9 and this Section 10, the Underwriters shall not be required to contribute any amount in excess of the commissions actually received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c), no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c).
11.    Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.
As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
12.    Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (a) trading or quotation in any of the Company’s securities shall have been suspended or limited by the

Commission or by the Exchange, or trading in securities generally on either Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (b) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (d) in the judgment of the Representatives there shall have occurred any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; or (e) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (ii) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.
13.    No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, or its creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (e) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person and (f) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
14.    Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, affiliates, officers, directors or employees or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.
15.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to the Representatives:    Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Attention: Equity Syndicate Desk, with a copy to the Legal Department

Stifel, Nicolaus & Company, Incorporated
787 Seventh Avenue, 11th Floor
New York, New York 10019 Attention: Syndicate

with a copy to:        Cooley LLP
4401 Eastgate Mall
San Diego, California 92121
Attention: Sean Clayton

If to the Company:    Evofem Biosciences, Inc.
12400 High Bluff Drive, Suite 600
San Diego, California 92130
Attention: General Counsel

with a copy to:        Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
3580 Carmel Mountain Road, Suite 300
San Diego, California 92130
Attention: Adam C. Lenain

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 P.M., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).
16.    Electronic Notice. An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 16 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.
17.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the parties referred to in Section 11. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Representatives may assign their rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.
18.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
19.    Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Representatives. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.
20.    GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
21.    CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.
22.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12

C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
23.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.
24.    Construction.
(a)    the section and exhibit headings herein are for convenience only and shall not affect the construction hereof;
(b)    words defined in the singular shall have a comparable meaning when used in the plural, and vice versa;
(c)    the words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;
(d)    wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;
(e)    references herein to any gender shall include each other gender;
(f)    references herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder;
(g)    if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;
(h)    “knowledge” means, as it pertains to the Company, the actual knowledge of the officers and directors of the Company together with the knowledge which they would have had if they had conducted a reasonable inquiry of the relevant persons into the relevant subject matter;
(i)    “Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing;
(j)    “Law” means any and all laws, including all federal, state, local, municipal, national or foreign statutes, codes, ordinances, guidelines, decrees, rules, regulations and by-laws and all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, directives, decisions, rulings or awards or other requirements of any Governmental Authority, binding on or affecting the person referred to in the context in which the term is used and rules, regulations and policies of any stock exchange on which securities of the Company are listed for trading; and
(k)    “Business Day” means any day on which the Exchange and commercial banks in the City of New York are open for business.
25.    General Provisions.
Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.
[Signature Pages Follow]

If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

Very truly yours,
EVOFEM BIOSCIENCES, INC.
By: /s/ Justin J. File
Name: Justin J. File
Title: Chief Financial Officer
[Signature Page to Underwriting Agreement]

Accepted as of the date first-above written:
. MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
. Acting on their own behalf and as Representatives of the other several Underwriters named in Schedule A to this Agreement.
. MORGAN STANLEY & CO. LLC
. . By: /s/ Kalli Dircks
Name: Kalli Dircks
Title: Managing Director
. STIFEL, NICOLAUS & COMPANY, INCORPORATED
. . By: /s/ Nathan Thompson
Name: Nathan Thompson
Title: Director
[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters	Number of Firm Shares to be Purchased
Morgan Stanley & Co. LLC	14,571,428
Stifel, Nicolaus & Company, Incorporated	2,571,429
Total	17,142,857

SCHEDULE B
Free Writing Prospectuses Included in the Time of Sale Prospectus
None.

SCHEDULE C
Pricing Information
Firm Shares: 17,142,857
Option Shares: 2,571,428
Price per share of Common Stock to Public: $1.75
Underwriters’ Discount per share of Common Stock: $0.11375

EXHIBIT A
Testing-the-Waters Communication
Testing-the-Waters presentation dated March 2021

EXHIBIT B
Form of Lock-Up Agreement
Evofem Biosciences, Inc.
Public Offering of Common Stock
____________________, 2021
MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
As Representatives of the several Underwriters
c/o    ......Morgan Stanley & Co. LLC
1585 Broadway Avenue
New York, NY 10036

c/o    .....Stifel, Nicolaus & Company, Incorporated
One Montgomery Street, Suite 3700
San Francisco, CA 94104

Re: Public Offering by Evofem Biosciences, Inc.
Ladies and Gentlemen:
The undersigned, a securityholder, officer and/or a director of Evofem Biosciences, Inc., a Delaware corporation (the “Company”), understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) and Stifel, Nicolaus & Company, Incorporated (together with Morgan Stanley, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company relating to an underwritten public offering (the “Offering”) of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The undersigned acknowledges that the Representatives are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering.
In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder, officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is 90 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not (and will cause any immediate family member not to), without the prior written consent of Morgan Stanley, which may withhold its consent in its sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, sell any option or contract to purchase, purchase any option or contract to sell, or in any other way transfer or dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities pursuant to clauses (i) through (vi) below without the prior written consent of Morgan Stanley, provided that (1) prior to any such transfer, Morgan Stanley receives a signed lock-up agreement, substantially in the form of this lock-up agreement, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) in the case of clauses (i) through (v) below, such transfers are not required to be reported with the Securities and Exchange Commission under the Exchange Act, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a filing on a Form 5 made after the expiration of this lock-up agreement):
(i) as a bona fide gift or gifts;
(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family (as defined below) of the undersigned;
(iii) pursuant to a qualified domestic order or in connection with a divorce settlement;
(iv) to any investment fund, family partnership, family limited liability company or other entity controlled or managed by the undersigned;
(v) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned or (2) as distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned or holders of similar equity interests in the undersigned; or
(vi) by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned.
Furthermore, and for the avoidance of doubt, no provision herein shall be deemed to restrict or prohibit (1) the transfer of the undersigned’s Lock-Up Securities to the Company in connection with any contractual arrangement in effect on the date of the final prospectus supplement (the “Prospectus Supplement”), which arrangement is described in the Prospectus Supplement or the Registration Statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission, that provides for the repurchase of the undersigned’s shares by the Company in connection with the termination of the undersigned’s service with the Company, provided that no filing under Section 16 of the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period within 75 days after the date the undersigned ceases to provide services to the Company, and after such 75th day, if the undersigned is required to file a report under Section 16 of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period, the undersigned shall clearly indicate in the footnotes thereto the nature and conditions of such transfer; (2) the exercise or exchange by the undersigned of any option or warrant to acquire any shares of Common Stock or options to purchase shares of Common Stock, in each case on a cash or on a “cashless” or “net exercise” basis, pursuant to any equity incentive plan or arrangement described in the Prospectus Supplement or the Registration Statement as such plans or arrangements may be amended from time to time after the date hereof with the approval of the stockholders of the Company; provided, however, that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this lock-up agreement, and to the extent any filing under Section 16 of the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall be required as a result of such a transaction during the Lock-Up Period, the undersigned shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (2); (3) the undersigned’s receipt of any securities directly from the Company, including, but not limited to, equity awards received pursuant to the Company’s equity incentive plans or arrangements described in the Prospectus Supplement or the Registration Statement as such plans and arrangements may be amended from time to time after the date hereof with the approval of the stockholders of the Company; provided that any underlying shares of Common Stock shall be subject to the terms of this lock-up agreement, and to the extent any filing under Section 16 of the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall be required during the Lock-Up Period as a result of such a transaction, the undersigned shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (3); or (4) any transfer made by or on behalf of the undersigned to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements described in the Prospectus Supplement or the Registration Statement as such plans or arrangements may be amended from time to time after the date hereof with the approval of the stockholders of the Company; provided that any remaining shares of Common Stock shall continue to be subject to the terms of this lock-up agreement and to the extent any filing under Section 16 of the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall be required as a result of such a transaction during the Lock-Up Period, the undersigned shall clearly indicate in the codes and footnotes thereto that any such disposition of shares of Common Stock was made solely to satisfy the undersigned’s tax withholding obligations.
The undersigned further agrees that the foregoing provisions shall be equally applicable to any Common Stock the undersigned may purchase or otherwise receive in the Offering.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any shares of Common Stock and/or any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Common Stock, owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.
The undersigned confirms that the undersigned has not, and has no knowledge that any immediate family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Stock. The undersigned will not, and will cause any immediate family member not to take, directly or indirectly, any such action.
As used herein, “immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin.
The undersigned represents and warrants that the undersigned has full power, capacity and authority to enter into this lock-up agreement. This lock-up agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.
This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representatives.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Offering, the Underwriters are not making a recommendation to you to participate in the Offering or sell any shares at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.
This lock-up agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
This lock-up agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising the Representatives in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) May 31, 2021, in the event that the Underwriting Agreement has not been executed by such date.
[Signature Page Follows]

Very truly yours,

_____________________________________
Name of Securityholder/Director/Officer
(Print exact name)

By:_____________________________________
.....Signature

If not signing in an individual capacity:

_____________________________________
Name of Authorized Signatory (Print)

_____________________________________
Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

[Signature Page to Lock-Up Agreement]

EXHIBIT C
Parties to Lock-Up Agreements
Directors and Officers
Gillian Greer, Ph.D.
William Hall, Ph.D., M.D.
Kim P. Kamdar, Ph.D.
Tony O’Brien
Colin Rutherford
Lisa Rarick, M.D.
Saundra Pelletier
Justin J. File
Kelly Culwell, M.D.
Russ Barrans
Alexander Fitzpatrick, Esq.